SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K



                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                             July 1, 1997
                   (Date of earliest event reported)


                         ATL Ultrasound, Inc.
        (Exact name of registrant as specified in its charter)


     Washington                0-15160        91-1353386
     (State or other         (Commission   (I.R.S. Employer
     jurisdiction of            File       Identification No.)
     organization)             Number)


 22100 Bothell Everett Highway, P.O. Box 3003, Bothell WA  98041-3003
     (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (425)
     487-7000





                             Page 1 of 13

               Exhibit Index is on page 4 of this filing


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Item 5.   Other Events

On July 1, 1997, Advanced Technology Laboratories, Inc. changed its name to ATL Ultrasound, Inc. ("ATL" or the "Company").

The Company announced its intent to change its name at the Annual General Meeting of Shareholders on May 7, 1997. ATL's Board of Directors adopted a resolution authorizing an amendment to the Articles of Incorporation and the amendment was filed with the Secretary of State of the State of Washington on July 1, 1997.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          (3) (i)   Restated Articles of Incorporation

          (20) ATL Press Release dated July 2, 1997





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                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATL ULTRASOUND, INC.


     DATED: July 9, 1997              BY:/s/ W. Brinton Yorks, Jr.
                                      ----------------------------
                                         W. Brinton Yorks, Jr.
                                         Vice President, General
                                         Counsel and Secretary


                                3

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                             EXHIBIT INDEX
                                                       Sequentially
Exhibit                                                  Numbered
Number    Exhibit                                          Page
-------   ----------------------------------           ------------

(3) (i)   Restated Articles of Incorporation,              5-12
          effective July 1, 1997.


(20)      ATL Press Release dated July 2, 1997.             13




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